UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2009
APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 30, 2009, Apache Corporation issued a press release announcing that the redemption of all of its issued and outstanding shares of 5.68% Cumulative Preferred Stock, Series B, and all of its Depositary Shares each representing one-tenth of one share of such Series B Preferred Stock, has been completed. The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 30, 2009, “Apache Completes Redemption of $100 Million, 5.68% Cumulative Preferred Stock, Series B, and Depositary Shares”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Date: December 30, 2009	/s/ Matthew W. Dundrea
Matthew W. Dundrea
Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 30, 2009, “Apache Completes Redemption of $100 Million, 5.68% Cumulative Preferred Stock, Series B, and Depositary Shares”